TODCO Monthly Rig Status Report as of April 2, 2007

					Contract (2)		Est. Duration (2)
	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1	Rig 01	Conv — 2000 hp	Idle						Rig offhire 19 days March
2	Rig 07	Posted — 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted — 2000 hp, TD	Operating	Red Willow Offshore, LLC	term	High $60s	341	03/08/08
4	Rig 10	Posted — 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv — 3000 hp, TD	Operating	Pel-Tex Oil Co., LLC	one well	Low $40s	29	05/01/07
6	Rig 15	Conv — 2000 hp	Operating	Swift Energy Company	term	Mid $30s	61	06/02/07
7	Rig 17	Posted — 3000 hp, TD	Idle						Rig offhire 9 days March
8	Rig 19	Conv — 1000 hp	Operating	Swift Energy Company	term	Low $30s	28	04/30/07
9	Rig 20	Conv — 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv — 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv — 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted — 3000 hp, TD	Operating	ADTI	one well	Low $60s	18	04/20/07
13	Rig 28	Conv — 3000 hp	Operating	Swift Energy Company	term	Mid $30s	28	04/30/07
			Shipyard				36	06/05/07
14	Rig 29	Conv — 3000 hp, TD	Operating	ADTI	one well	Low $60s	4	04/06/07
15	Rig 30	Conv — 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv — 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv — 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted — 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	36	05/08/07
19	Rig 46	Posted — 3000 hp, TD	Idle						Rig offhire 8 days March
20	Rig 47	Posted — 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted — 3000 hp, TD	Operating	Energy XXI Services, LLC	term	High $40s	150	08/30/07
22	Rig 49	Posted — 3000 hp, TD	Shipyard				22	04/24/07
			Operating	Energy XXI Services, LLC	term	Mid $40s	139	08/19/07
23	Rig 52	Posted — 2000 hp, TD	Idle						Rig offhire 15 days March
24	Rig 55	Posted — 3000 hp, TD	Operating	Energy Partners, Limited	term	Low $40s	81	06/22/07
25	Rig 57	Posted — 2000 hp, TD	Idle						Rig offhire 4 days March
26	Rig 61	Posted — 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted — 3000 hp, TD	Operating	Denbury Onshore LLC	term	Low $40s	8	04/10/07
					term	Low $40s	90	07/09/07
						Average	62	days

TODCO Monthly Rig Status Report as of April 2, 2007

					Contract (2)		Est. Duration (2)
	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments
US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	one well	Low $100s	11	04/13/07
				ADTI	one well	Low $70s	55	06/07/07
2	THE 77	Submersible, TD	Operating	Plains Exploration & Production Co.	term	High $80s	66	06/07/07
3	THE 78	Submersible, TD	Operating	Energy Partners Limited	term	Mid $110s	47	05/19/07
4	THE 150	150' — ILC, TD	Operating Shipyard	Apache Corp	term	Low $90s	5 24	04/07/07 05/01/07
5	THE 152	150' — MC, TD	Operating Shipyard	Hunt Oil	one well	Low $70s	2 30	04/04/07 05/04/07
6	THE 153	150' — MC, TD	Idle
7	THE 155	150' — ILC	Cold Stacked 07/01
8	THE 191	160' — MS	Cold Stacked 08/01
9	THE 200	200' — MC, TD	Shipyard				28	04/30/07	One well with Royal Production moved to THE 201
10	THE 201	200' — MC, TD	Operating	Royal Production	two wells	Mid $70s	28	04/30/07
11	THE 202	200' — MC, TD	Operating	El Paso E&P Company L.P.	one well	Low $80s	15	04/17/07
				Medco Energy	two wells	Low $80s	48	06/04/07
12	THE 203	200' — MC, TD	Operating	Energy XXI Services, LLC	term	Low $70s	86	06/27/07
13	THE 204	200' — MC, TD	Idle Operating	Apache Corp	term	Mid $110s	180	04/07/07 10/04/07	Rig offhire 11 days March
14	THE 207	200' — MC, TD	Operating	Medco Energy	three wells	Low $70s	52	05/24/07
15	THE 250	250' — MS, TD	Operating	LLOG	four wells	Low $70s	54	05/26/07
16	THE 251	250' — MS, TD	Operating	Royal Production	one well	Mid $70s	11	04/13/07
17	THE 252	250' — MS, TD	Operating	ADTI	one well	Mid $80s	4	04/06/07
				Arena Offshore	term	Mid $80s	113	07/28/07
18	THE 253	250' — MS, TD	Operating	Tana Exploration Company	term	Mid $70s	7	04/09/07
19	THE 254	250' — MS	Cold Stacked 07/01
20	THE 255	250' — MS	Cold Stacked 07/01
21	THE 256	250' — MS, TD	Cold Stacked 03/99
						Average	51	days
Land Rigs — Texas
1	Rig #26	750 hp	Reactivating						Available to start April 2007
2	Rig #27	900 hp	Idle

TODCO Monthly Rig Status Report as of April 2, 2007

					Contract (2)		Est. Duration (2)
	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments
Mexico
1	THE 205	200' — MC, TD	Shipyard Operating	PEMEX	term		730		Repairs complete in May Official start early Q4, but discussing earlier start; Dayrate adjusts quarterly to published GOM index for 200' Mat Cantilever + $20,000
2	THE 206	200' — MC, TD	Operating	PEMEX	term	Mid $60s	83	06/24/07
					term	Low $110s	730	06/23/09
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	392	04/28/08
						Average	645	days
Angola
1	THE 185	120' — ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	139	08/19/07
						Average	139	days
Brazil
1	THE 156	150' — ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	two wells	Mid $70s	120	07/31/07
						Average	120	days
Malaysia
1	THE 208	200' — MC	Reactivating	Murphy	term	Low $110s	1,095		Rig in Singapore
						Average	1,095	days
Trinidad
1	THE 110	100' — MC, TD	Operating	Trinmar	term	Low $50s	382	04/18/08
2	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	one well	Low $30s	92	07/03/07
						Average	237	days
Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	one well	High $20s	8	04/10/07
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	term	Mid $30s	360	03/27/08	Execution of 1 year term contract pending
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	term	Mid $30s	347	03/14/08	Execution of 1 year term contract pending
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	one well	Mid $20s	3	04/05/07
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Mid $30s	3	04/05/07
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	one well	Mid $30s	13	04/15/07
						Average	122	days

(1)	Rigs described as “operating” are under contract while rigs described as “idle” are not under contract but generally are ready for service. Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)	Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject to risks, uncertainties and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.